                                                                  EXHIBIT 10.20B

                              BANK HAPOALIM B.M.
                       CASH COLLATERAL PLEDGE AGREEMENT
                       --------------------------------
                                (U.S. Currency)

                                                   Dated as of December 15, 2000
================================================================================

                                Specific Terms
                                --------------

     Pledgor:  Level 8 Systems, Inc.

(a)  Pledgor's Address (include only one address):
     -----------------
     8000 Regency Parkway
     Cary, NC 27511

     E-mail:______________________________________________________
     Answerback:__________________________________________________
     Fax No.:_____________________________________________________

(b)  Description of Deposit and Depository:
     -------------------------------------

     Original principal amount of Deposit Pledged: $10,000,000.00

     Branch (check one and complete if necessary):

     [X] New York Branch, 1177 Avenue of the Americas, New York, New York  10036
     [_] Other (specify): Bank Hapoalim

     Account No. (if available):  01057827

     Type of Deposit (check one and complete if necessary):

     [X] Time Deposit
     [_] Money Market
     [_] Demand Deposit

(c)  Debtor(s), if any:  Other than Pledgor(s) whose obligations are secured by
     --------------------
     this Agreement.

     None.




================================================================================

Definitions of certain capitalized terms are included in Section 21.

  1.  Pledge and Assignment; Security for Liabilities:  For value received,
      -----------------------------------------------
Pledgor hereby assigns, transfers and pledges to Bank Hapoalim B.M. (the "Bank") and grants to the Bank, as security for any and all Liabilities of Pledgor and of any Debtor(s), identified in Specific Terms, a security interest in all of the right, title and interest of Pledgor in, to and under the Collateral described below.

  As used herein, "Collateral" shall mean (i) the Deposit, (ii) any cash or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for or in substitution for the Deposit, including interest accruing thereon, (iii) any deposits or other sums at any time credited by or due from any office of the Bank or any subsidiary of the Bank (hereinafter a "Subsidiary") to Pledgor (regardless of the currency thereof and whether general or special, contingent and/or matured), and securities or other property of Pledgor at any time in the possession of any office of the Bank or Subsidiary, (iv) all replacements, substitutions, extensions, renewals and proceeds of any and all of the foregoing and (v) all rights and privileges of Pledgor with respect to any and all of the foregoing.

  2.  Guarantee by Pledgor of Liabilities of Debtors:  (a) Subject to Section
      ----------------------------------------------
2(b), Pledgor irrevocably and unconditionally guarantees to the Bank payment when due, whether by demand, acceleration or otherwise, without defense, waiver, setoff or counterclaim, of each and every Liability of any Debtor (hereinafter, "Pledgor's Guarantee Undertaking").

  (b) In the event of any inconsistency with respect to the Pledgor's Guarantee Undertaking between this Agreement and any other guarantee agreement executed by Pledgor in favor of the Bank (hereinafter, a "Guarantee"), the terms of such Guarantee shall apply. In the event that there shall not exist any such other Guarantee, the following terms shall apply to Pledgor's Guarantee Undertaking:
(i) the obligation of Pledgor with respect to the Liabilities of the Debtor(s) shall not exceed the value from time to time of the Collateral and (ii) the Bank shall be limited to enforcing its remedies against Pledgor in connection with this Agreement with respect to the Liabilities of the Debtor(s) solely against the Collateral.

  3.  The Deposit: (a)  On or before the date of this Agreement, Pledgor has
      -----------
placed immediately available funds with the Bank as further identified above under "Specific Terms" (individually and collectively the "Deposit"). The Deposit and any interest or other income thereon shall be kept in an account (the "Account") at the Branch or Subsidiary of the Bank identified above (such Branch or Subsidiary sometimes referred to hereinafter as the "Depository").
The Deposit shall also include any amounts delivered by the Pledgor for deposit in the Account subsequent to the date of this agreement as required by the terms of the Loan Agreement between the Bank and the Borrower dated as of the date hereof. The Deposit shall be kept under the sole dominion and control of the Depository subject, however to the instructions of the Bank, if the Depository is a Subsidiary. Pledgor shall have no right to withdraw any amounts from the Deposit, including any interest paid thereon, except as provided in the Loan Agreement and when the Liabilities shall have been paid in full.


  (b) If any Deposit is evidenced by a certificate or instrument, the Pledgor shall deliver and, if necessary, endorse in any manner necessary to transfer, to the Bank any certificates or instruments constituting, representing or evidencing any such Deposit.

  (c) Any Deposit may be issued in book entry form by the Depository against funds which have been booked in the Account, and a confirmation of deposit, as distinguished from a physical certificate may, in the discretion of the Depository, serve to evidence such deposit.

  4.  Rights of Bank with Respect to Deposit: (a) The Bank may from time to time
      --------------------------------------
(i) apply any
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                                      -3-

funds in the Deposit to satisfy the Liabilities (or any part thereof) as the same shall become due or payable in accordance with the terms thereof and as otherwise provided by applicable law, in each case, regardless of the stated maturity of the Deposit, (ii) exercise all rights of Pledgor in the Deposit and
(iii) retain all income or interest on the Deposit as additional Collateral.

  (b) As long as any of the Liabilities to which this Agreement applies shall be outstanding and no Event of Default shall have occurred, on the maturity date of the Deposit, the amount due with respect thereto, including interest thereon, will automatically be placed in a new deposit, which shall then be deemed to be the "Deposit." The term of such Deposit shall be, at the option of and upon notice by the Pledgor given to the Depository at least seven Business Days prior to the then existing maturity date, one of such terms as may be permitted at such time by the Depository, or in the absence of such selection by the Pledgor and notice to the Depository, a term selected by the Depository not to exceed the longer of one year or the term of the maturing Deposit.

  5.  Representations, Warranties and Covenants:  Pledgor hereby represents and
      -----------------------------------------
warrants to, and covenants with, the Bank that, (a) the Collateral existing on the date hereof is and will continue to be, and, as to Collateral arising after the date hereof, will be, free from all security interests or other encumbrances except the Bank's rights under this Agreement and/or any other agreement between Pledgor and the Bank, (b) Pledgor has full right, power and authority to enter into this Agreement, grant the security interests in the Collateral hereunder and perform Pledgor's obligations hereunder, (c) the execution, delivery and performance of this Agreement, the pledge of the Collateral hereunder and the exercise of the Bank's rights hereunder and/or under applicable law do not and will not violate or contravene the terms of Pledgor's charter documents or any agreement, instrument, law, rule, regulation, or judgment binding on Pledgor or its properties, (d) no registration with, or consent or approval of, or other action by or with, any court or governmental body or authority or any other Person is required in connection with the execution, delivery and performance of this Agreement or the exercise of the Bank's rights hereunder, (e) this Agreement constitutes the legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, (f) the security interests granted hereunder to the Bank are and will continue to be (or will be, in the case of Collateral hereafter arising) a valid first lien on and security interest in the Collateral, superior and prior to the rights of all third Persons, and no filing or other act is required to create and perfect such lien and security interest, and (g) the Pledgor is not presently insolvent and the transfer and pledge of the Collateral to the Bank does not result in the insolvency of the Pledgor.

  6.  Further Assurances; Bank Appointed Attorney-in-Fact:  Pledgor agrees at
      ---------------------------------------------------
Pledgor's own expense to take such actions and to execute such writings as the Bank may request from time to time and irrevocably authorizes the Bank to take such actions and to execute such writings as Pledgor's agent and attorney-in-fact, which authorization is irrevocable and coupled with an interest to perfect, confirm and assure the Bank's security interest in the Collateral, to assist the Bank's realization thereon and to otherwise accomplish the purposes hereof.

  7.  Rights and Remedies Upon Default:  Upon the occurrence of any Event of
      --------------------------------
Default, the Bank shall have, in addition to other rights provided in this Agreement and the rights of a secured party under the Uniform Commercial Code as in effect in the State of New York and under any other applicable law as in effect from time to time, the right, without prior notice (except as may be required by law and may not be waived) to, or consent from, the Pledgor and without releasing or affecting this Agreement or the Pledgor's obligation hereunder, to (i) demand and receive payments on or from the Deposit and give releases, receipts and acquittances therefor, (ii) exercise any right of set-off the Bank may have with respect to the Deposit (regardless of its stated maturity), (iii) effect one or more withdrawals from the Account (regardless of its stated maturity) as may be required to pay wholly or partially any Liability of the Pledgor or any Debtor referred to in, or any obligation of the Pledgor created by, this Agreement at any time outstanding, and (iv) apply any amounts so withdrawn, set-off or received on account of any Liability referred to in, or any obligation of the Pledgor created by, this Agreement.

  In the course of exercising the remedies provided for hereunder and/or under applicable law, the Bank shall have the right to apply any amount held, realized or received by it first, toward the payment of any of its costs and expenses in enforcing this Agreement, in realizing upon or protecting any Collateral and in enforcing or collecting, or preserving its rights with respect to, the Liabilities (including, without limitation, attorneys' fees and expenses), second, to the payment of all other Liabilities in such order as the Bank may elect, and third, as otherwise provided by applicable law. Any instruments or certificates evidencing any Collateral remaining after the Liabilities have been paid in full shall be delivered to Pledgor or Pledgor's successors or assigns or as otherwise required under applicable law.

  8.  Security Interest Absolute: The obligations of Pledgor hereunder shall
      --------------------------
remain in full force and effect without regard to, and shall not be impaired by:
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Debtor or any guarantor, endorser or other Person providing security or otherwise liable for any of the Liabilities;
(b) any exercise or nonexercise, or any waiver, by the Bank of any right, remedy, power or privilege under or in respect to the Liabilities or any other agreement, instrument or document executed in connection with or relating to or evidencing any of the Liabilities or any security for or any guarantee of any of the Liabilities (other than this Agreement); (c) any extension, renewal, continuation of or amendment to or modification of any of the Liabilities, any agreement, instrument or document executed in connection with or relating to or evidencing any of the Liabilities or any security for or any guarantee of any of the Liabilities (other than this Agreement); or (d) the invalidity, irregularity or unenforceability of all or any part of the Liabilities or any security for or any guarantee of any of the Liabilities, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

  9.  Reinstatement of Liability: If claim is ever made upon the Bank for
      --------------------------
repayment or recovery of any amount or amounts received by the Bank in payment or on account of any of the Liabilities of any Debtor and the Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise of any such claim effected by the Bank with any such claimant (including such Debtor), then any such judgment, decree, order, settlement or compromise shall be binding upon Pledgor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of such Debtor, and Pledgor shall be and remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank.

  10. Waiver of Subrogation and Creditor Status: Pledgor irrevocably waives and
      -----------------------------------------
gives up any and all legal and equitable rights and claims arising from the existence or performance of this Agreement that Pledgor may now or hereafter have and that would result in the Pledgor being deemed a "creditor" (under the U.S. federal Bankruptcy Code or any other law) of any Debtor or of any other person or entity directly or contingently liable for any of the Liabilities of such Debtor (a "Third Party"), including without limitation all rights of subrogation, indemnity, reimbursement, exoneration and/or contribution, and including without limitation any such right or claim against or with respect to any property (including without limitation any collateral security) of such Debtor or of any Third Party. In furtherance, and not in limitation, of the preceding waiver, Pledgor agrees that any exercise by the Bank of its security interest in any of the Collateral securing any of the Liabilities of any Debtor shall be deemed a contribution to the capital of such Debtor, and any such payment shall not constitute Pledgor as a "creditor" of any such Debtor or of any Third Party.

  11. Limitation on Bank Liability:  Beyond the exercise of reasonable care to
      ----------------------------
assure the safe custody of the Collateral in its possession, the Bank shall have no duty or liability to preserve rights pertaining thereto. Furthermore, the Bank is under no duty to the Pledgor to protect, secure, insure or obtain or perfect any security interest in any property pledged by any other Person in connection with any Liability of the Pledgor or of any Debtor. In any event, the Bank and its directors, officers and employees shall not be liable for any special, consequential or punitive damages.

  12. Indemnification:  Pledgor agrees to indemnify and hold the Bank and/or
      ---------------
any agents of the Bank harmless from and against, and pay on demand to the Bank or such agents, any and all loss, liability, cost and expense (including filing fees and reasonable attorneys' fees and expenses in advising, representing or litigating on behalf of the Bank) in connection with any matter relating to Pledgor, the Collateral and/or this Agreement, including the Bank's exercising any of its rights, remedies and powers hereunder, unless such loss, liability, cost or expense shall be due to willful misconduct or gross negligence on the part of the Bank or such agents. Any such loss, liability, cost or expense shall, from the date incurred, be part of the Liabilities secured by this Agreement.

  13. Waiver of Protest, etc.:  Pledgor waives notice of acceptance of this
      -----------------------
Agreement and notice of any Liability to which it may apply, and waives presentment, notice of payment, protest, notice of dishonor or nonpayment of any Liabilities of any Debtor, or of any suit or the taking of other action by the Bank against, and any other notice to, any Person liable thereon.

  14. Parties: Pledgor, if more than one, shall be jointly and severally liable
      -------
under this Agreement. Anyone signing this Agreement shall be bound hereby, whether or not anyone else signs this Agreement at any time. Any reference herein to the Pledgor or to any Debtor shall include (a) any successor or successors to which all or substantially all of the business or assets of Pledgor or of such Debtor shall have been transferred directly or indirectly and
(b) any other corporation, firm or entity into or with which Pledgor or any Debtor shall have merged, consolidated or reorganized. The term "Bank" includes any agent of the Bank acting for it.

  15. Amendments, etc.: None of the terms or conditions of this Agreement may
      ----------------
be changed, waived, modified or varied in any manner whatever unless in a writing duly signed on behalf of the Bank; and each such waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Pledgor to the Bank in any other respect at any other time.

  16. Provisions of Other Agreements: Neither the provisions of this Agreement
      ------------------------------
nor the Bank's acceptance of a pledge of and/or security interest in the Collateral shall in any way limit, diminish or waive any of the Bank's rights under any other agreement with Pledgor or any other Person, by law or otherwise.

  17. No Representation of Nonenforcement: Pledgor acknowledges that no
      -----------------------------------
representative or agent of the Bank has represented or indicated that the Bank will not enforce any provision of this Agreement in the event of litigation or otherwise.

  18. Benefit of Agreement; Revocation: This Agreement is binding upon Pledgor
      --------------------------------
and the executors, administrators, successors and assigns of Pledgor; provided, however, Pledgor may not, without the prior written consent of the Bank, assign any of its rights or obligations hereunder to any person. Pledgor agrees that this Agreement shall continue until a written revocation signed by Pledgor, or in case of the death of the Pledgor, by some person qualified to act for the estate of the Pledgor, is received by the Bank, and that such revocation shall not affect the rights of the Bank in the Collateral and proceeds thereof arising prior to receipt of such revocation.

  19. Pledgor as Partnership: In the event that Pledgor is a partnership, this
      ----------------------
Agreement shall continue in effect and apply to all obligations of Pledgor and/or any successor partnership(s) from time to time incurred or accruing before or after any dissolution, termination or changes in personnel of the Pledgor and/or any successor partnership(s).

  20. Bank Transfers:  (a) Transferability.  Without limiting the Bank's rights
      --------------       ---------------
hereunder the Bank may make a Transfer of all or any part of (i) any obligation of Pledgor to the Bank, (ii) any obligation of any other party in connection with any of such obligations, (iii) any agreement of any party in connection with any of such obligations, (iv) any collateral, mortgage, lien or security interest, however denominated, securing any of such liabilities, and/or (v) the Bank's rights and, if any, liabilities with respect to any of the foregoing. (b) Extent of Transfer. In the event the Bank shall
                             ------------------
make any Transfer of any of the above listed items ("Transferred Items"), then, to the extent provided by the Bank with respect to such Transfer, the Transferee shall have the rights, powers, privileges and remedies of the Bank. The Bank shall thereafter, to the extent of such Transfer, be forever relieved and fully discharged from all liability or responsibility, if any, that it may have to any Person with respect thereto, except for claims, if any, arising prior to or upon such Transfer. The Bank shall retain all its rights and powers with respect to any Transferred Items to the extent that it has not made a Transfer thereof.
(c) Disclosures. The Bank is authorized to disclose to any prospective or
    -----------
actual Transferee any information that the Bank may have or acquire about Pledgor and any information about any other Person submitted to the Bank by or on behalf of Pledgor.

     21.  Definitions: As used herein, the following terms shall have the
          -----------
meanings specified below and shall include in the singular number the plural and in the plural number the singular:

"Business Day" shall mean any day on which banks in New York City and, if different, the city where the Office is located, are regularly open for business.

"Event of Default" shall mean the occurrence of any of the following: (i) a default or Event of Default under any documentation for any loan or other facility made available by the Bank to Pledgor or to any Debtor, (ii) the Pledgor shall fail, following three Business Days' notice from the Bank to make any required deposits as may be required pursuant to Section 4(b) hereof or the Pledgor shall fail to perform any of its other obligations hereunder, (iii) any representation or warranty made by the Pledgor in this Agreement shall prove to be incorrect or misleading in any material respect, or (iv) any levy upon, seizure of, or the commencement of any legal proceeding against the Collateral.

"Governmental Authority" shall mean any domestic or foreign, national or local
(a) government, (b) governmental, quasi-governmental or regulatory agency or authority, (c) court or (d) central bank or other monetary authority.

"Liabilities" shall mean any and all indebtedness, obligations and liabilities (in whole or in part) for the payment of money, whether (a) absolute or contingent, (b) joint, several or independent, (c) now or hereafter existing,
(d) due or to become due, (e) secured or unsecured, of Pledgor or any Debtor to, or held or to be held by, the Bank in any jurisdiction worldwide for its own account or as agent for another or others, whether created directly or acquired by Transfer or otherwise, and any and all extensions, continuations, renewals and/or modifications thereof.

"Office" shall mean 1177 Avenue of the Americas, New York City, or such other office or address as the Bank may notify the Pledgor.

"Person" shall mean any person, partnership, joint venture, company, corporation, unincorporated organization or association, trust, estate, Governmental Authority, or any other entity.

"Transfer" shall mean any negotiation, assignment, participation, conveyance, grant of a security interest, lease, delegation or any other direct or indirect transfer of a complete or partial, legal, beneficial, economic or other interest or obligation.

"Transferee" shall mean any Person to whom a transfer is made.

     22.  Jurisdiction; Waiver of Sovereign Immunity: Pledgor submits to the
          ------------------------------------------
non-exclusive jurisdiction of the federal and state courts in the State of New York and, if different, the state where the

Office is located, with respect to any legal action or proceeding arising hereunder or relating to any of the obligations of Pledgor. Pledgor hereby irrevocably consents to service of process in any such action or proceeding in any of such courts by personal delivery at, or by mail addressed to any address to which the Bank may address notices to the Pledgor as set forth below. Pledgor waives the right to assert any counterclaim or setoff in any litigation brought to enforce the Bank's above and remedies hereunder. In connection with any litigation, Pledgor irrevocably waives any sovereign immunity that it may have or hereafter acquire, including but not limited to immunity from the jurisdiction of any court, from any legal process, from attachment prior to judgment, from attachment in aid of execution, from execution or otherwise.

  23.  CHOICE OF LAW; WAIVER OF JURY TRIAL: THIS AGREEMENT AND RIGHTS AND
       -----------------------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER OR REMEDIES HEREUNDER IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES. PLEDGOR WAIVES, AND UNDERSTANDS THAT THE BANK WAIVES, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT.

  24.  Continuing Nature of Agreement: This Agreement is a continuing one, and
       ------------------------------
all Liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

  25.  Descriptive Headings: The descriptive headings for the sections of this
       --------------------
Agreement are inserted for reference only and shall not be deemed to affect the meaning or construction of any provision of this Agreement or be considered a part of this Agreement.

  26.  Notices: Any notice in connection with this Agreement shall be in writing
       -------
and may be delivered personally or by cable, telex, telecopy or other electronic means of communication, or certified mail, return receipt requested, addressed
(a) to Pledgor as set forth above or to any other address that the Bank believes to be the address of the Pledgor, and (b) to the Bank at Bank Hapoalim B.M., 1177 Avenue of the Americas, New York, New York 10036, Attention: Legal Department or to such other address as the Bank may notify the Borrower. Any such notice or other communication may also be addressed to such other address(es) as may be designated in writing afterwards. All such notices or other communications shall be deemed given when delivered personally or electronically or when mailed, except notice of change of address or notice of revocation pursuant to Section 18 hereof, each of which shall be deemed to have been given only when received.

  27.  "In Trust For" Accounts:  If the Deposit or the Account is held in
        ----------------------
trust for one or more beneficiaries, the Pledgor acknowledges that whenever the Bank chooses to exercise any of its rights hereunder, then to such extent the trust created in the Deposit or the Account or the benefit of such beneficiaries shall be revoked, terminated and/or modified.

  28.  Termination; survival:  The Bank may terminate this Agreement by
       ---------------------
notice to the Pledgor Section 12 will survive termination of this Agreement.

  29.  Entire agreement:  This Agreement is the entire agreement, and
       ----------------
supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

  30.  Amendments:  No amendment of, or waiver of a right under, this
       ----------
Agreement will be binding unless it is in writing and signed by the party to be charged.

     31.  Severability:  To the extent a provision of this Agreement is
          ------------
unenforceable, this Agreement will be construed as if the unenforceable provisions were omitted.


For Pledgors that are individuals:      For all other Pledgors (e.g.
                                        corporations or partnerships):

(Signature) _____________________              Level 8 Systems, Inc.
                 PLEDGOR                -----------------------------------
                                               NAME OF PLEDGOR

_________________________________       By:________________________________
           PRINT NAME OF PLEDGOR                  (Signature)

(Signature)______________________       By:________________________________
                 PLEDGOR                Title or Capacity:_________________
                                        (if signing on behalf of Pledgor)

_________________________________       By:________________________________
           PRINT NAME OF PLEDGOR                  (Signature)


                                        Title or Capacity:_________________
                                        (if signing on behalf of Pledgor)